SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): April 30, 1999



                         Eagle Pacific Industries, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-18050                                       41-1642846
(Commission File Number)                 (I.R.S. Employer Identification Number)


                            2430 Metropolitan Centre
                            333 South Seventh Street
                          Minneapolis, Minnesota 55402
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 371-9650
              (Registrant's Telephone Number, Including Area Code)

                           --------------------------

          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant

A. Registrant dismisses Deloitte & Touche, LLP as its Independent Public Accountant

         (i) On April 30, 1999, Eagle Pacific Industries, Inc. (the "Registrant") dismissed Deloitte & Touche, LLP as the Registrant's principal independent public accountant. The decision to dismiss the Registrant's certifying accountant was recommended and approved by the Registrant's Board of Directors.

         (ii) The report of Deloitte & Touche, LLP on the Registrant's financial statements for the past two fiscal years contain no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) In connection with its audits as of and for the years ended December 31, 1998 and 1997, there have been no disagreements between the Registrant and Deloitte & Touche, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, LLP, would have caused it to make reference thereto in its report on the financial statements for the Registrant for such years.

B. Registrant engages PricewaterhouseCoopers, LLP as its New Independent Public Accountant.

         (i) The Registrant engaged PricewaterhouseCoopers as its new independent accountant as of April 30, 1999. During the two most recent fiscal years, the Registrant has not consulted with PricewaterhouseCoopers, LLP on items which: (i) involve the application of accounting principles to specified transaction either completed or proposed, or involved the type of audit opinion which might be rendered upon the Registrant's financial statements, or (ii) concern the subject matter of a disagreement or reportable event with the former auditor.

Item 7.  Financial Statement and Exhibits

A.       Financial statements of businesses acquired.

         Not applicable.

B. Pro forma financial information.

         Not applicable.

C.       Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

    Exhibit No.      Description

        16 Letter dated May 4, 1999 from Deloitte & Touche, LLP agreeing with disclosures set forth in Item 4(a)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Eagle Pacific Industries, Inc.



                  Date: May 4, 1999       By /s/ Patrick M. Mertens
                                          Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  EXHIBIT INDEX
                                       to
                                    FORM 8-K

                         Eagle Pacific Industries, Inc.


Exhibit No.        Description

    16 Letter dated May 4, 1999 from Deloitte & Touche, LLP agreeing with disclosures set forth in Item 4(a).